EXHIBIT 99

           NIC Earns Four Cents per Share in Second Quarter

            Same-State Portal Revenues Increase 14 Percent

    OLATHE, Kan.--(BUSINESS WIRE)--Aug. 1, 2007--NIC Inc. (Nasdaq:
EGOV) today announced net income of $2.8 million and earnings per share of four cents on total revenues of $21.5 million for the three months ended June 30, 2007. Operating income was $4.5 million for the quarter. In second quarter 2006, the company reported net income of $3.2 million and earnings per share of five cents on total revenues of $18.8 million.

    Quarterly portal revenues were a record $20.6 million, a 16 percent increase over second quarter 2006. On a same-state basis, portal revenues grew 14 percent in the second quarter, compared to a nine percent increase during the same period a year ago. NIC's vehicle registration, online income tax payment and hunting and fishing license services performed well in the second quarter, helping same-state, transaction-based revenues from non-driver record exchange (non-DMV) applications rise 37 percent. DMV revenues grew 10 percent on a same-state basis in the second quarter, up from two percent growth during the same period last year.

    "Today's report is a product of our specialization," said Jeff Fraser, chief executive officer of NIC. "No other organization can match the depth or breadth of NIC's experience in eGovernment. Our eGovernment focus attracts new partners, like Arizona, because they know we will deliver exceptional value to state agencies as well as the citizens and businesses they serve. NIC's eGovernment experience and focus also delivers the kind of numbers we reported today and expect to report in the future."

    In the second quarter, NIC's portals launched a record 110 new non-DMV revenue-generating services. The company also has an all-time high of 170 applications in the development pipeline.

    Reflecting NIC's ongoing investment in long-term growth, selling and administrative expenses rose to $5.4 million in the current quarter compared to $3.6 million in the second quarter of 2006. As a percentage of portal revenue, selling and administrative expenses were 26 percent in the current quarter, up from 20 percent in the second quarter of 2006.

    "Our strategic growth investments are already starting to pay off," said Harry Herington, president of NIC. "Our sales pipeline is the best we've had in the history of the company, and the progress our portals are making is driving our success on non-DMV revenue."

    NIC estimates the cost of these initiatives will be $4 million to $6 million in 2007.

    NIC ended the second quarter with approximately $43.2 million in cash and investments, up $10.2 million from March 31, 2007. As announced earlier this year, the company declared a $0.75 per-share special dividend in the first quarter that it paid to shareholders on February 20, 2007. NIC paid the $46.7 million dividend from its short-term investments and cash reserves.

    Operating Highlights

    The company announced recently that it had finalized a contract with the state of Arizona, bringing the total number of state partners to 20 and increasing the population served to 67 million.

    "We're grateful for the vote of confidence given us by Arizona," said Fraser. "We look forward to developing outstanding eGovernment solutions for the state and its citizens and businesses for years to come."

    2007 Outlook

    For full-year 2007, NIC's updated projections reflect strong performance in the first two quarters, normal seasonality in the second half of the year and a partial year of start-up costs from the Arizona contract. The company projects: total revenues of $82.5 million to $83.8 million, portal revenues of $79.5 million to $80.5 million, software and services revenues of $3.0 million to $3.3 million, operating income between $12.7 million and $13.2 million and net income between $8.1 million and $8.6 million. The company's projections do not include any new, unsigned portal contracts.

    "Our portal business continues its strong performance," said Steve Kovzan, NIC's vice president of financial operations. "Portal gross margins should range from 45 to 47 percent in 2007, with selling and administrative expenses as a percentage of portal revenues remaining in the 28 to 29 percent range we projected earlier this year, as we continue to invest in our long-term growth initiatives."

Second-quarter Earnings Webcast Details

    Webcast Information

    Date:               Wednesday, August 1, 2007
    Time:               4:30 p.m. EDT
    URL:                http://www.nicusa.com/investor
                        (click on the Webcast link under "Second
                        Quarter 2007 Earnings Announcement")
    Note:               Some users may need to refresh their browsers
                        to view the Webcast information.

    Audio Replay Information

    Available starting: Wednesday, August 1, 2007
                        6:10 p.m. EDT
    Available until:    Wednesday, August 8, 2007
                        11:59 p.m. EDT
    Dial-in number:     (800) 405-2236
    Dial-in passcode:   11092664#

    Webcast Replay Information

    Available until:    October 31, 2007
                        5:10 p.m. EST
    URL:                http://www.nicusa.com/investor
                        (click on the Webcast link in the Recent
                        Events section under "Second Quarter 2007
                        Earnings Announcement")
    Podcast Replay URL: http://www.nicusa.com/investor
                        (click on the podcast link in the Recent
                        Events section under "Second Quarter 2007
                        Earnings Announcement")

    About NIC

    NIC manages more eGovernment services than any provider in the world. The company helps government communicate more effectively with citizens and businesses by putting essential services online. NIC provides eGovernment solutions for 2,600 state and local agencies that serve more than 67 million people in the United States. Additional information is available at http://www.nicusa.com.

    The statements in this release regarding continued implementation of NIC's business model and its development of new products and services are forward-looking statements. There are a number of important factors that could cause actual results to differ materially from those suggested or indicated by such forward-looking statements. These include, among others, the success of the company in signing contracts with new states and government agencies, including continued favorable government legislation; NIC's ability to develop new services; existing states and agencies adopting those new services; acceptance of eGovernment services by businesses and citizens; competition; and general economic conditions and the other important cautionary statements and risk factors described in NIC's 2006 Annual Report on Form 10-K filed on March 15, 2007, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 filed on May 7, 2007, with the Securities and Exchange Commission.


                               NIC Inc.
                          FINANCIAL SUMMARY
                             (UNAUDITED)
                  thousands except per share amounts

                                  Three months ended Six months ended
                                       June 30,          June 30,
                                  ------------------ -----------------
                                    2007      2006     2007     2006
                                  --------- -------- -------- --------
Revenues:
 Portal revenues                   $20,610  $17,794  $40,478  $34,783
 Software & services revenues          866      968    1,632     (274)
                                  --------- -------- -------- --------
  Total revenues                    21,476   18,762   42,110   34,509
                                  --------- -------- -------- --------
Operating expenses:
 Cost of portal revenues,
  exclusive of
  depreciation & amortization       10,419    8,931   20,873   17,208
 Cost of software & services
  revenues, exclusive
  of depreciation & amortization       493      767      964     (563)
 Selling & administrative            5,445    3,560   10,565    6,988
 Depreciation & amortization           577      525    1,112    1,030
                                  --------- -------- -------- --------
  Total operating expenses          16,934   13,783   33,514   24,663
                                  --------- -------- -------- --------
Operating income                     4,542    4,979    8,596    9,846
                                  --------- -------- -------- --------
Other income (expense):
 Interest income                       317      498      897      878
 Equity in net loss of affiliates        -        -        -      (97)
                                  --------- -------- -------- --------
 Total other income (expense)          317      498      897      781
                                  --------- -------- -------- --------
Income before income taxes           4,859    5,477    9,493   10,627
Income tax provision                 2,107    2,232    3,995    4,464
                                  --------- -------- -------- --------
Net income                          $2,752   $3,245   $5,498   $6,163
                                  ========= ======== ======== ========

Basic net income per share           $0.04    $0.05    $0.09    $0.10
                                  ========= ======== ======== ========
Diluted net income per share         $0.04    $0.05    $0.09    $0.10
                                  ========= ======== ======== ========

Weighted average shares
 outstanding:
 Basic                              61,769   61,381   61,711   61,250
                                  ========= ======== ======== ========
 Diluted                            62,256   61,839   62,113   61,713
                                  ========= ======== ======== ========

Key Financial Metrics:
Revenue growth - outsourced
 portals                                16%      24%      16%      24%
Same state revenue growth -
 outsourced portals                     14%       9%      15%       9%
Gross profit % - outsourced
 portals                                49%      50%      48%      51%
Selling & administrative as a % of
 portal revenue                         26%      20%      26%      20%
Recurring portal revenue
 percentage                             95%      96%      94%      97%
Operating income margin as % of
 portal revenue                         22%      28%      21%      28%

Portal Revenue Analysis:
DMV transaction-based              $11,275  $10,837  $22,736  $22,014
Non-DMV transaction based            7,266    6,297   13,281   11,559
Software development & portal
 management                          2,069      660    4,461    1,210
                                  --------- -------- -------- --------
 Total                             $20,610  $17,794  $40,478  $34,783
                                  ========= ======== ======== ========

                               NIC Inc.
                     CONSOLIDATED BALANCE SHEETS
                             (UNAUDITED)
                              thousands

                                              June 30,    December 31,
                                                2007          2006
                                            --------------------------
                                ASSETS
Current assets:
 Cash and cash equivalents                       $41,244      $36,745
 Marketable securities                             2,000       45,008
 Trade accounts receivable                        28,312       28,729
 Unbilled revenues                                   441        1,069
 Deferred income taxes                             4,934        5,290
 Prepaid expenses & other current assets           1,477        1,645
                                            --------------------------
  Total current assets                            78,408      118,486
Property and equipment, net                        4,384        3,790
Deferred income taxes                             15,435       17,434
Other assets                                         555          424
                                            --------------------------
  Total assets                                   $98,782     $140,134
                                            ==========================

                 LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                $30,180      $34,202
 Accrued expenses                                  7,007        5,911
 Application development contracts                   433          513
 Other current liabilities                           359          255
                                            --------------------------
  Total current liabilities                       37,979       40,881

 Other long-term liabilities                       1,241            -
                                            --------------------------
  Total liabilities                               39,220       40,881
                                            --------------------------

Commitments and contingencies                          -            -

Shareholders' equity:
 Common stock, no par, 200,000 shares
  authorized 61,781 and 61,574 shares issued
  and outstanding                                      -            -
 Additional paid-in capital                      165,089      210,210
 Accumulated deficit                            (105,359)    (110,789)
                                            --------------------------
                                                  59,730       99,421
 Less treasury stock                                (168)        (168)
                                            --------------------------
  Total shareholders' equity                      59,562       99,253
                                            --------------------------
  Total liabilities and shareholders' equity     $98,782     $140,134
                                            ==========================

                               NIC INC.
              SUMMARY OF CHANGES IN SHAREHOLDERS' EQUITY
                             (UNAUDITED)
                              Thousands




                Common Stock  Additional
                -------------  Paid-in   Accumulated Treasury
                Shares Amount  Capital     Deficit    Stock    Total
                ------ ------ ---------- ----------- -------- --------
Balance,
 January 1,
 2007           61,574     $-  $210,210   $(110,789)   $(168) $99,253
Cumulative
 effect of FIN
 48                  -      -         -         (68)       -      (68)
Net income           -      -         -       5,498        -    5,498
Cash dividends
 on common
 stock               -      -   (46,730)          -        -  (46,730)
Stock option
 exercises &
 restricted
 stock vestings    154      -       506           -        -      506
Stock-based
 compensation        -      -       864           -        -      864

Issuance of
 common stock
 under employee
 stock purchase
 plan               53      -       239           -        -      239
                ------ ------ ---------- ----------- -------- --------
Balance, June
 30, 2007       61,781     $-  $165,089   $(105,359)   $(168) $59,562
                ====== ====== ========== =========== ======== ========

                          CASH FLOW SUMMARY
                             (UNAUDITED)
                              Thousands

                                  Three months ended Six months ended
                                       June 30,          June 30,
                                  ------------------ -----------------
                                    2007      2006     2007     2006
                                  --------- -------- -------- --------
Cash flows from operating
 activities:
 Net income                         $2,752   $3,245   $5,498   $6,163
 Adjustments to reconcile net
  income to net cash provided by
  operating activities:
  Depreciation & amortization          577      525    1,112    1,030
  Stock-based compensation expense     453      152      864      352
  Application development
   contracts                           (41)     (99)     (80)    (655)
  Deferred income taxes              1,750    1,999    3,406    4,070
  Equity in net loss of affiliates       -        -        -       97
 Changes in operating assets and
  liabilities:
  (Increase) decrease in trade
   accounts receivable               9,125     (105)     417   (4,463)
  (Increase) decrease in unbilled
   revenues                           (236)   1,070      628    3,099
  (Increase) decrease in prepaid
   expenses & other current assets    (282)     290      168      177
  Decrease in other assets               2        -        2        9
  Increase (decrease) in accounts
   payable                          (4,517)  (4,815)  (4,022)   3,078
  Increase (decrease) in accrued
   expenses                          1,037      152    1,096   (1,831)
  Increase (decrease) in other
   current liabilities                 101       78      104      (63)
  Increase in other long-term
   liabilities                         122        -      122        -
                                  --------- -------- -------- --------
 Net cash provided by operating
  activities                        10,843    2,492    9,315   11,063
                                  --------- -------- -------- --------

Cash flows from investing
 activities:
  Purchases of property and
   equipment                          (612)    (491)  (1,658)  (1,276)
  Capitalized internal use
   software development costs         (122)     (37)    (181)     (83)
  Purchases of marketable
   securities                       (2,000)  (8,000)  (2,000) (13,000)
  Sales and maturities of
   marketable securities                 -        -   45,008        -
                                  --------- -------- -------- --------
  Net cash provided by (used in)
   investing activities             (2,734)  (8,528)  41,169  (14,359)
                                  --------- -------- -------- --------

Cash flows from financing
 activities:
  Cash dividends on common stock         -        -  (46,730)       -
  Proceeds from sale of treasury
   stock                                 -        -        -       65
  Proceeds from employee common
   stock purchases                       -        -      239      157
  Proceeds from exercise of
   employee stock options               52      691      506      998
                                  --------- -------- -------- --------
  Net cash provided by (used in)
   financing activities                 52      691  (45,985)   1,220
                                  --------- -------- -------- --------

Net increase (decrease) in cash
 and cash equivalents                8,161   (5,345)   4,499   (2,076)
Cash and cash equivalents,
 beginning of period                33,083   40,171   36,745   36,902
                                  --------- -------- -------- --------
Cash and cash equivalents, end of
 period                            $41,244  $34,826  $41,244  $34,826
                                  ========= ======== ======== ========


    CONTACT: NIC Inc.
             David Oboyski, 913-754-7054
             doboyski@nicusa.com